UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Rocky Brands, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ROCKY BRANDS, INC.

39 East Canal Street

Nelsonville, Ohio 45764

PROXY STATEMENT SUPPLEMENT FOR THE

2024 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 5, 2024

The following information relates to the proxy statement (the “Proxy Statement”) of Rocky Brands, Inc. (the “Company”), dated April 29, 2024, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for the 2024 Annual Meeting of Shareholders and any adjournment or postponement thereof. All capitalized terms used in this supplement to the Proxy Statement (the “Supplement”) and not otherwise defined herein have the meaning ascribed to them in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement.

The Company is furnishing this Supplement to correct a scrivener’s error in the Notice of Annual Meeting of Shareholders in the Proxy Statement, dated April 29, 2024. The Notice of Annual Meeting of Shareholders incorrectly states that the date of the Annual Meeting of Shareholders will be held on Wednesday, June 5, 2023. The Annual Meeting of Shareholders will be held on Wednesday, June 5, 2024.

Additionally, a copy of the form of proxy card that was mailed to shareholders is being filed with the Securities Exchange Commission (“SEC”) as definitive additional materials and replaces the form of proxy card that was previously filed as part of the definitive proxy statement with the SEC on April 29, 2024.

Except as specifically set forth in this Supplement, all information set forth in the Proxy Statement remains unchanged. From and after the date of this Supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

ROCKY BRANDS, INC.

39 East Canal Street

Nelsonville, Ohio 45764

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 29, 2024

To Our Shareholders:

The Annual Meeting of Shareholders of Rocky Brands, Inc. will be held at the Ohio University Inn & Conference Center located at 331 Richland Avenue, Athens, Ohio, 45701 on Wednesday, June 5, 2024, at 3:00 p.m. local time for the following purposes:

1.	To elect five Class II Directors of the Company, each to serve for a two-year term expiring at the 2026 Annual Meeting of Shareholders.

2.	To hold an advisory vote relating to the compensation of our named executive officers.

3.	To approve the Rocky Brands, Inc. 2024 Omnibus Incentive Plan.

4.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

5.	To transact any other business which may properly come before the meeting or any adjournment thereof.

Owners of record of common stock of the Company at the close of business on April 15, 2024, will be entitled to vote at the meeting.

If you wish to attend the meeting, directions to the annual meeting may be obtained by visiting the Company’s website: www.rockybrands.com. Directors and officers of the Company and representatives of its independent registered public accounting firm will be present to answer your questions and to discuss its business.

We urge you to execute and return the enclosed proxy, or vote electronically over the Internet or by telephone, as soon as possible so that your shares may be voted in accordance with your wishes. Please refer to the proxy card enclosed for information on voting electronically or by telephone. If you attend the meeting, you may vote in person if you are a shareholder of record or authorized by a shareholder of record, and your proxy will not be used.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 5, 2024:  The proxy statement and annual report to security holders are available at www.edocumentview.com/RCKY.

By Order of the Board of Directors,

Jeremy D. Siegfried
Secretary

ROCKY BRANDS

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by June 5, 2024 at 12:00 A.M., local time.

Online
Go to www.envisionreports.com/RCKY or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Sign up for electronic delivery at www.envisionreports.com/RCKY

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A

1. Election of Directors

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Michael L. Finn	☐	☐	02 - G. Courtney Haning	☐	☐	03 - William L. Jordan	☐	☐
04 - Curtis A. Loveland	☐	☐	05 - Robert B. Moore, Jr.	☐	☐			

Proposal	For	Against	Abstain
2. Approve, on an advisory non-binding basis, the compensation of our named executive officers;	☐	☐	☐
3. Approve the Rocky Brands, Inc. 2024 Omnibus Incentive Plan;	☐	☐	☐
4. Ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024; and	☐	☐	☐

5. Transact any other business which may properly come before the meeting of any adjournment thereof.

B

Signature(s) shall agree with the name(s) printed on this proxy. If shares are registered in two names, both shareholders should sign this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. ☐

03Z23C

2024 Annual Meeting of Rocky Brands, Inc. Shareholders

June 5, 2024, 3:00 pm Eastern Daylight Time
Ohio University Inn & Conference Center
331 Richland Avenue, Athens, OH 45701

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IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — ROCKY BRANDS, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — June 5, 2024

The undersigned hereby appoints JASON BROOKS, JEREMY D. SIEGFRIED, and CURTIS A. LOVELAND, or any one of them acting alone, my attorneys and proxies, with full power of substitution to each, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held on June 5, 2024, 3:00 p.m., local time, at the Ohio University Inn & Conference Center located at 331 Richland Avenue, Athens, OH 45701, and at any adjournment thereof, with all of the powers I would have if personally present, for the purposes listed on the reverse side.

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all the powers of said attorneys and proxies hereunder.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS (PROPOSAL 1), AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES LISTED ON THE REVERSE SIDE WILL VOTE IN THEIR DISCRETION.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, dated April 29, 2024, the Proxy Statement and the Annual Report of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

Please sign and date this Proxy below and return it in the enclosed envelope.